Exhibit 99.1
1 Becton Drive
Franklin Lakes, NJ 07417
www.bd.com
News Release
Contact:
Sherry L. Bertner, Investor Relations – 201-847-5453
Colleen T. White, Corporate Communications – 201-847-5369
BD ANNOUNCES RESULTS FOR SECOND QUARTER FISCAL 2010
•	Reports earnings per share from continuing operations of $1.24, or $1.27 after excluding specified item

•	Reaffirms guidance for full-year fiscal 2010 earnings per share from continuing operations, excluding specified items
Franklin Lakes, NJ (April 29, 2010) – BD (Becton, Dickinson and Company) (NYSE: BDX) today reported quarterly revenues of $1.845 billion for the second fiscal quarter ended March 31, 2010, representing an increase of 7.0 percent from the prior-year period, or 6.6 percent on a foreign currency-neutral basis.
“We are pleased with our second quarter results, which are in line with the Company’s expectations,” said Edward J. Ludwig, Chairman and Chief Executive Officer. “Solid revenue growth in our Medical segment and a continued improvement in our Biosciences segment offset lower than expected growth in our Diagnostics segment. Our strong overall operating performance for the first half of fiscal 2010 gives us the confidence to reaffirm our guidance for full-year adjusted earnings.”

Second Quarter and Six-Month Fiscal 2010 Operating Results
Reported diluted earnings per share from continuing operations for the second quarter were $1.24 compared with $1.05 in the prior-year period. Current quarter results included a non-cash charge of $8.9 million, or $0.04 per share from continuing operations related to healthcare reform impacting Medicare Part D reimbursements, and the prior-year period included a litigation charge of $45 million, or $0.11 per share. Excluding these items, adjusted diluted earnings per share from continuing operations increased by 8.5 percent to $1.27, compared with $1.17 adjusted earnings per share in the prior-year period. On a foreign currency-neutral basis, adjusted diluted earnings per share from continuing operations for the second quarter increased by 16.2 percent.
For the six-month period ending March 31, 2010, reported diluted earnings per share from continuing operations were $2.53 compared with $2.30 in the prior-year period. Excluding the aforementioned charges, diluted earnings per share from continuing operations were $2.57, an increase of 6.6 percent over adjusted diluted earnings per share from continuing operations of $2.41 in the prior-year period. On a foreign currency-neutral basis, adjusted diluted earnings per share from continuing operations for the six-month period increased 14.1 percent.
Segment Results
In the BD Medical segment, worldwide revenues for the quarter were $967 million, representing an increase of 9.7 percent compared with the prior-year period, or 7.8 percent on a foreign currency-neutral basis. Revenues reflect strong sales of Diabetes Care and Pharmaceutical Systems products. For the six-month period ended March 31, 2010, BD Medical revenues increased 13.0 percent, or 10.2 percent on a foreign currency-neutral basis.

In the BD Diagnostics segment, worldwide revenues for the quarter were $556 million, representing an increase of 3.0 percent compared with the prior-year period. Segment revenues increased 2.7 percent on a foreign currency-neutral basis, impacted by a reduction in lab testing and a decline in flu-related testing due to an exceptionally mild flu season. These were offset by strong growth in cancer and STD product platforms. For the six-month period ended March 31, 2010, BD Diagnostics revenues increased 6.6 percent, or 5.4 percent on a foreign currency-neutral basis.
In the BD Biosciences segment, worldwide revenues for the quarter were $322 million, representing an increase of 6.0 percent compared with the prior-year period. Revenues increased 9.8 percent on a foreign currency-neutral basis, driven by Cell Analysis and Discovery Labware growth in certain markets. For the six-month period ended March 31, 2010, BD Biosciences revenues increased by 3.0 percent, or 5.2 percent on a foreign currency-neutral basis.
Geographic Results
Second quarter revenues in the U.S. were $810 million, representing an increase of 6.0 percent from the prior-year period. Revenues outside of the U.S. were $1.035 billion, representing an increase of 7.7 percent compared with the prior-year period, or 7.0 percent on a foreign currency-neutral basis.
For the six-month period ended March 31, 2010, revenues in the U.S. were $1.683 billion, representing an increase of 7.9 percent compared with the prior-year period. Revenues outside of the U.S. were $2.078 billion, representing an increase of 10.4 percent compared with the prior-year period, or 7.8 percent on a foreign currency-neutral basis.

Fiscal 2010 Outlook
We expect reported revenues for the full year fiscal 2010 to increase approximately 6 percent, or about 1 percent less than our previously communicated guidance due to currency fluctuations. On a foreign currency-neutral basis, we expect revenues to increase approximately 6 percent, which is in line with our previously communicated guidance.
We also expect reported diluted earnings per share from continuing operations for the full year fiscal 2010 to be $5.01 to $5.11. Excluding the aforementioned charge of $0.04 related to healthcare reform impacting Medicare Part D reimbursements, we reaffirm our guidance that we expect diluted earnings per share from continuing operations for the full year fiscal 2010 will increase approximately 2 to 4 percent to $5.05 to $5.15, or 8 to 10 percent on a foreign currency-neutral basis. This is compared to adjusted diluted earnings per share from continuing operations, excluding the litigation charge of $0.11 and a tax benefit adjustment of $0.08, of $4.95 for fiscal year 2009. Reported diluted earnings per share from continuing operations for fiscal year 2009 were $4.92.
Conference Call Information
A conference call regarding BD’s second quarter results and its expectations for the full fiscal year will be broadcast live on BD’s website, www.bd.com/investors, along with related slides, at 10:00 a.m. (ET) Thursday, April 29, 2010. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 1-800-642-1687 (domestic) and 1-706-645-9291 (international) through the close of business on May 6, 2010, access code 67104728.

Non-GAAP Financial Measures
This news release contains certain non-GAAP financial measures. Reconciliations of these and other non- GAAP measures to the comparable GAAP measures are included in the attached financial tables and the Form 8-K that BD filed today with the SEC.
About BD
BD is a leading global medical technology company that develops, manufactures and sells medical devices, instrument systems and reagents. The Company is dedicated to improving people’s health throughout the world. BD is focused on improving drug delivery, enhancing the quality and speed of diagnosing infectious diseases and cancers, and advancing research, discovery and production of new drugs and vaccines. BD’s capabilities are instrumental in combating many of the world’s most pressing diseases. Founded in 1897 and headquartered in Franklin Lakes, New Jersey, BD employs approximately 29,000 associates in more than 50 countries throughout the world. The Company serves healthcare institutions, life science researchers, clinical laboratories, the pharmaceutical industry and the general public. For more information, please visit www.bd.com.
***
This press release contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues and earnings per share. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, a number of factors could cause actual results to vary materially from any forward-looking statement. These factors include, but are not limited to: the unknown consequences of the recently-enacted healthcare reform in the United States, including the impact of the reduction in Medicare and Medicaid payments to hospitals, pharmaceutical companies and other customers, which could reduce demand for our products and increase downward pricing pressure; adverse changes in regional, national or foreign economic conditions, including any impact that may result from the current global economic downturn on our ability to access credit markets and finance our operations, the demand for our products and services, or our suppliers’ ability to provide products needed for our operations; changes in interest or foreign currency exchange rates; competitive factors; pricing and market share pressures; difficulties inherent in product development and delays in product introductions; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); future healthcare reform, including changes in government pricing and reimbursement policies or other cost containment reforms; the effects of potential pandemic diseases; our ability to successfully integrate any businesses we acquire; and issuance of new or revised accounting standards, as well as other factors discussed in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Three Months Ended March 31,
	2010	2009	% Change

REVENUES	$1,844,854	$1,724,967	7.0

Cost of products sold	886,895	829,350	6.9
Selling and administrative	426,346	436,359	(2.3)
Research and development	101,118	98,588	2.6

TOTAL OPERATING COSTS AND EXPENSES	1,414,359	1,364,297	3.7

OPERATING INCOME	430,495	360,670	19.4

Interest income	9,652	4,312	NM
Interest expense	(12,913)	(7,495)	72.3
Other income (expense), net	164	(5,701)	NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	427,398	351,786	21.5

Income tax provision	129,673	92,612	40.0

INCOME FROM CONTINUING OPERATIONS	297,725	259,174	14.9

(LOSS) INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX (BENEFIT) PROVISION OF $(54) AND $611, RESPECTIVELY	(94)	2,115	NM

NET INCOME	$297,631	$261,289	13.9

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.27	$1.08	17.6
(Loss) income from discontinued operations	$—	$0.01	NM
Net income (1)	$1.26	$1.09	15.6

Diluted:
Income from continuing operations	$1.24	$1.05	18.1
(Loss) income from discontinued operations	$—	$0.01	NM
Net income	$1.24	$1.06	17.0

AVERAGE SHARES OUTSTANDING

Basic	235,325	240,239
Diluted	240,863	245,890

NM – Not Meaningful
(1) Total per share amounts may not add due to rounding

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per share data)

	Six Months Ended March 31,
	2010	2009	% Change

REVENUES	$3,761,628	$3,442,886	9.3

Cost of products sold	1,806,437	1,625,624	11.1
Selling and administrative	877,275	842,378	4.1
Research and development	201,402	195,902	2.8

TOTAL OPERATING COSTS AND EXPENSES	2,885,114	2,663,904	8.3

OPERATING INCOME	876,514	778,982	12.5

Interest income	18,441	5,963	NM
Interest expense	(25,900)	(15,319)	69.1
Other (expense) income, net	(2,189)	3,710	NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	866,866	773,336	12.1

Income tax provision	253,163	204,743	23.6

INCOME FROM CONTINUING OPERATIONS	613,703	568,593	7.9

INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX PROVISION OF $99 AND $1,465, RESPECTIVELY	304	4,764	NM

NET INCOME	$614,007	$573,357	7.1

EARNINGS PER SHARE

Basic:
Income from continuing operations	$2.60	$2.36	10.2
Income from discontinued operations	$—	$0.02	NM
Net income	$2.60	$2.38	9.2

Diluted:
Income from continuing operations	$2.53	$2.30	10.0
Income from discontinued operations	$—	$0.02	NM
Net income	$2.53	$2.32	9.1

AVERAGE SHARES OUTSTANDING

Basic	236,353	241,330
Diluted	242,327	247,436

NM – Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Three Months Ended March 31,
	2010	2009	% Change

BD MEDICAL
United States	$400,241	$375,003	6.7
International	566,837	506,484	11.9

TOTAL	$967,078	$881,487	9.7

BD DIAGNOSTICS
United States	$292,841	$285,113	2.7
International	262,831	254,527	3.3

TOTAL	$555,672	$539,640	3.0

BD BIOSCIENCES
United States	$117,151	$104,039	12.6
International	204,953	199,801	2.6

TOTAL	$322,104	$303,840	6.0

TOTAL REVENUES
United States	$810,233	$764,155	6.0
International	1,034,621	960,812	7.7

TOTAL	$1,844,854	$1,724,967	7.0

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)

	Six Months Ended March 31,
	2010	2009	% Change

BD MEDICAL
United States	$852,627	$769,165	10.9
International	1,133,077	987,512	14.7

TOTAL	$1,985,704	$1,756,677	13.0

BD DIAGNOSTICS
United States	$603,045	$572,681	5.3
International	548,102	507,150	8.1

TOTAL	$1,151,147	$1,079,831	6.6

BD BIOSCIENCES
United States	$227,787	$217,790	4.6
International	396,990	388,588	2.2

TOTAL	$624,777	$606,378	3.0

TOTAL REVENUES
United States	$1,683,459	$1,559,636	7.9
International	2,078,169	1,883,250	10.4

TOTAL	$3,761,628	$3,442,886	9.3

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31,
(Unaudited; Amounts in thousands)

	United States
	2010	2009	% Change

BD MEDICAL
Medical Surgical Systems	$248,601	$242,350	2.6
Diabetes Care	92,515	83,233	11.2
Pharmaceutical Systems	52,078	43,065	20.9
Ophthalmic Systems	7,047	6,355	10.9

TOTAL	$400,241	$375,003	6.7

BD DIAGNOSTICS
Preanalytical Systems	$149,932	$147,436	1.7
Diagnostic Systems	142,909	137,677	3.8

TOTAL	$292,841	$285,113	2.7

BD BIOSCIENCES
Cell Analysis	$78,183	$71,770	8.9
Discovery Labware	38,968	32,269	20.8

TOTAL	$117,151	$104,039	12.6

TOTAL UNITED STATES	$810,233	$764,155	6.0

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2010	2009	Reported	FXN	FX Impact

BD MEDICAL
Medical Surgical Systems	$257,488	$230,233	11.8	6.6	5.2
Diabetes Care	95,471	85,159	12.1	9.3	2.8
Pharmaceutical Systems	200,305	178,085	12.5	11.1	1.4
Ophthalmic Systems	13,573	13,007	4.4	5.9	(1.5)

TOTAL	$566,837	$506,484	11.9	8.6	3.3

BD DIAGNOSTICS
Preanalytical Systems	$137,738	$131,029	5.1	3.1	2.0
Diagnostic Systems	125,093	123,498	1.3	2.4	(1.1)

TOTAL	$262,831	$254,527	3.3	2.8	0.5

BD BIOSCIENCES
Cell Analysis	$164,292	$159,223	3.2	9.1	(5.9)
Discovery Labware	40,661	40,578	0.2	5.8	(5.6)

TOTAL	$204,953	$199,801	2.6	8.4	(5.8)

TOTAL INTERNATIONAL	$1,034,621	$960,812	7.7	7.0	0.7

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2010	2009	Reported	FXN	FX Impact

BD MEDICAL
Medical Surgical Systems	$506,089	$472,583	7.1	4.6	2.5
Diabetes Care	187,986	168,392	11.6	10.2	1.4
Pharmaceutical Systems	252,383	221,150	14.1	13.0	1.1
Ophthalmic Systems	20,620	19,362	6.5	7.5	(1.0)

TOTAL	$967,078	$881,487	9.7	7.8	1.9

BD DIAGNOSTICS
Preanalytical Systems	$287,670	$278,465	3.3	2.4	0.9
Diagnostic Systems	268,002	261,175	2.6	3.1	(0.5)

TOTAL	$555,672	$539,640	3.0	2.7	0.3

BD BIOSCIENCES
Cell Analysis	$242,475	$230,993	5.0	9.0	(4.0)
Discovery Labware	79,629	72,847	9.3	12.4	(3.1)

TOTAL	$322,104	$303,840	6.0	9.8	(3.8)

TOTAL REVENUES	$1,844,854	$1,724,967	7.0	6.6	0.4

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31,
(Unaudited; Amounts in thousands)

	United States
	2010	2009	% Change

BD MEDICAL
Medical Surgical Systems	$535,136	$498,605	7.3
Diabetes Care	189,079	171,699	10.1
Pharmaceutical Systems	114,099	85,717	33.1
Ophthalmic Systems	14,313	13,144	8.9

TOTAL	$852,627	$769,165	10.9

BD DIAGNOSTICS
Preanalytical Systems	$306,167	$296,666	3.2
Diagnostic Systems	296,878	276,015	7.6

TOTAL	$603,045	$572,681	5.3

BD BIOSCIENCES
Cell Analysis	$155,787	$149,150	4.4
Discovery Labware	72,000	68,640	4.9

TOTAL	$227,787	$217,790	4.6

TOTAL UNITED STATES	$1,683,459	$1,559,636	7.9

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	International
			% Change
	2010	2009	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$530,976	$454,480	16.8	10.9	5.9
Diabetes Care	200,428	176,699	13.4	8.5	4.9
Pharmaceutical Systems	374,258	330,214	13.3	9.3	4.0
Ophthalmic Systems	27,415	26,119	5.0	4.3	0.7

TOTAL	$1,133,077	$987,512	14.7	9.8	4.9

BD DIAGNOSTICS
Preanalytical Systems	$281,670	$259,953	8.4	4.9	3.5
Diagnostic Systems	266,432	247,197	7.8	6.2	1.6

TOTAL	$548,102	$507,150	8.1	5.5	2.6

BD BIOSCIENCES
Cell Analysis	$318,025	$311,364	2.1	5.6	(3.5)
Discovery Labware	78,965	77,224	2.3	5.4	(3.1)

TOTAL	$396,990	$388,588	2.2	5.5	(3.3)

TOTAL INTERNATIONAL	$2,078,169	$1,883,250	10.4	7.8	2.6

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Six Months Ended March 31, (continued)
(Unaudited; Amounts in thousands)

	Total
			% Change
	2010	2009	Reported	FX Neutral	FX Impact

BD MEDICAL
Medical Surgical Systems	$1,066,112	$953,085	11.9	9.0	2.9
Diabetes Care	389,507	348,398	11.8	9.3	2.5
Pharmaceutical Systems	488,357	415,931	17.4	14.2	3.2
Ophthalmic Systems	41,728	39,263	6.3	5.9	0.4

TOTAL	$1,985,704	$1,756,677	13.0	10.2	2.8

BD DIAGNOSTICS
Preanalytical Systems	$587,837	$556,619	5.6	4.0	1.6
Diagnostic Systems	563,310	523,212	7.7	6.9	0.8

TOTAL	$1,151,147	$1,079,831	6.6	5.4	1.2

BD BIOSCIENCES
Cell Analysis	$473,812	$460,514	2.9	5.2	(2.3)
Discovery Labware	150,965	145,864	3.5	5.1	(1.6)

TOTAL	$624,777	$606,378	3.0	5.2	(2.2)

TOTAL REVENUES	$3,761,628	$3,442,886	9.3	7.8	1.5

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
SAFETY REVENUES
(Unaudited; Amounts in thousands)

	Three Months Ended March 31,
			% Change
	2010	2009	Reported	FXN	FX Impact

TOTAL SAFETY REVENUES
United States	$268,773	$255,026	5.4	5.4	—
International	149,475	136,718	9.3	6.8	2.5

TOTAL	$418,248	$391,744	6.8	5.9	0.9

BY SEGMENT
BD Medical	$200,355	$183,591	9.1	8.0	1.1
BD Diagnostics	217,893	208,153	4.7	4.0	0.7

TOTAL	$418,248	$391,744	6.8	5.9	0.9

	Six Months Ended March 31,
			% Change
	2010	2009	Reported	FXN	FX Impact

TOTAL SAFETY REVENUES
United States	$567,031	$523,995	8.2	8.2	—
International	305,489	270,798	12.8	8.6	4.2

TOTAL	$872,520	$794,793	9.8	8.4	1.4

BY SEGMENT
BD Medical	$428,857	$376,342	14.0	12.3	1.7
BD Diagnostics	443,663	418,451	6.0	4.8	1.2

TOTAL	$872,520	$794,793	9.8	8.4	1.4